UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 23, 2012

UNITED STATES ANTIMONY CORPORATION

(Exact name of registrant as specified in its charter)

Montana	33-00215	81-0305822
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

P.O. Box 643 Thompson Falls, Montana		59873
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (406) 827-3523

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On April 22 through April 24, 2012, United States Antimony, Mexico S.A. de C.V will host a field trip to the Los Juarez mineral property in Queretaro and the Puerto Blanco mill site in Guanajuato.  The schedule is as follows; arrive on April 22, 2012 in Queretaro, Mexico, there will be a no host dinner at the Plaza de Armas at 7:00 pm, April 23 field trip to the Los Juarez property, April 24 field trip to the Puerto Blanco mill at San Luis de la Paz in Guanajuato.  It is recommended to bring hiking footwear and a light jacket and casual attire.  All shareholders are cordially invited to attend.  For further information please call Alicia Hill at 406-827-3524.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES ANTIMONY CORPORATION

Date: March 23, 2012	By:	/s/ John C. Lawrence
John C. Lawrence
President, Director and Principal Executive Officer

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